UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: March 27, 2013

(Date of earliest event reported)

Markel Corporation

(Exact name of registrant as specified in its charter)

Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway

Glen Allen, Virginia 23060-6148

(804) 747-0136

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As set forth in the December 19, 2012 Form 8-K of Markel Corporation (“Markel”) filed with the Securities and Exchange Commission, on December 18, 2012, Markel entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Alterra Capital Holdings Limited (“Alterra”) and Commonwealth Merger Subsidiary Limited, a direct wholly owned subsidiary of Markel (“Merger Sub”), under which Merger Sub will merge with and into Alterra (the “Merger”), with Alterra as the surviving company becoming a wholly owned subsidiary of Markel.

On March 27, 2013, the Insurance Department of the State of Connecticut issued an order approving the acquisition by Markel of Alterra Reinsurance USA Inc., an indirect wholly owned insurance company of Alterra domiciled in Connecticut. On March 28, 2013, the United Kingdom’s Financial Services Authority and Lloyd’s Market Services approved the change in control of Alterra at Lloyd’s Limited, an indirect wholly owned Lloyd’s managing agent of Alterra. All these approvals were required as conditions to closing under the Merger Agreement.

As previously reported, on January 22, 2013, Markel received confirmation of the early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and on February 26, 2013, the transaction was approved by shareholders of both Markel and Alterra.

Additional transaction approvals received to date include the approval by the Central Bank of Ireland on March 13, 2013 of Markel’s acquisition of Alterra Europe plc, an indirect wholly owned insurance company of Alterra domiciled in Ireland.

A hearing has been scheduled on April 11, 2013 with the Delaware Insurance Department in connection with Markel’s Form A applications relating to the proposed change of control of Alterra Excess & Surplus Insurance Company and Alterra America Insurance Company, indirect wholly owned subsidiaries of Alterra domiciled in Delaware. Markel’s application with Brazil’s Private Insurance Superintendency requesting approval of a change of control of Alterra Resseguradora do Brasil S.A., an indirect wholly owned subsidiary of Alterra, remains pending.

Closing is expected to occur in the first half of 2013.

* * * * *

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

This filing includes statements about future economic performance, finances, expectations, plans and prospects of Markel Corporation (Markel) and Alterra Capital Holdings Limited (Alterra), both individually and on a combined basis, that are forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. There are risks and uncertainties that could cause actual results to differ materially from those expressed in or suggested by such statements. For further information regarding factors affecting future results of Markel and Alterra, please refer to their respective Annual Reports on Form 10-K for the year ended December 31, 2012 filed by Alterra and Markel on February 28, 2013 with the Securities Exchange Commission (SEC). These documents are also available free of charge, in the case of Markel, by directing a request to Bruce Kay, Investor Relations, at 804-747-0136 and in the case of Alterra, by directing a request to Alterra through Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations, at 441-295-8800. Neither Markel nor Alterra undertakes any obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

This filing contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about Markel’s and Alterra’s beliefs, plans or expectations, are forward-looking statements. These statements are based on Markel’s or Alterra’s current plans, estimates and expectations. Some forward-looking statements may be identified by use of terms such as “believe,” “anticipate,” “intend,” “expect,” “project,” “plan,” “may,” “should,” “could,” “will,” “estimate,” “predict,” “potential,” “continue,” and similar words, terms or statements of a future or forward-looking nature. In light of the inherent risks and uncertainties in all forward-looking statements, the inclusion of such statements in this filing should not be considered as a representation by Markel, Alterra or any other person that Markel’s or Alterra’s objectives or plans, both individually and on a combined basis, will be achieved. A non-exclusive list of important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: (a) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (b) the adequacy of loss reserves and the need to adjust such reserves as claims develop over time; (c) the failure of any of the loss limitation methods the parties employ; (d) any adverse change in financial ratings of either company or their subsidiaries; (e) the effect of competition on market trends and pricing; (f) cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (g) changes in general economic conditions, including changes in interest rates and/or equity values in the United States of America and elsewhere; and (h) other factors set forth in Markel’s and Alterra’s recent reports on Form 10-K, Form 10-Q and other documents filed with the SEC by Markel and Alterra.

* * * * *

Risks and uncertainties relating to the proposed transaction include the risks that: (1) the parties will not obtain the requisite shareholder or regulatory approvals for the transaction; (2) the anticipated benefits of the transaction will not be realized or the parties may experience difficulties in successfully integrating the two companies; (3) the parties may not be able to retain key personnel; (4) the conditions to the closing of the proposed merger may not be satisfied or waived; (5) the outcome of any legal proceedings to the extent initiated against Markel or Alterra or its respective directors and officers following the announcement of the proposed merger is uncertain; (6) the acquisition may involve unexpected costs; and (7) the businesses may suffer as a result of uncertainty surrounding the acquisition. These risks, as well as other risks of the combined company and its subsidiaries may be different from what the companies expect, or have previously experienced, and each party’s management may respond differently to any of the aforementioned factors. These risks, as well as other risks associated with the merger, are more fully discussed in the joint proxy statement/prospectus of Markel and Alterra that has been filed with the SEC. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made.

* * * * *

ADDITIONAL INFORMATION ABOUT THE PROPOSED MERGER AND WHERE TO FIND IT:

This filing relates to a proposed merger between Markel and Alterra. On December 27, 2012, Markel filed with the SEC a registration statement on Form S-4, and on January 18, 2013, Markel and Alterra each filed the definitive joint proxy statement/prospectus which was supplemented on February 15, 2013. This filing is not a substitute for the definitive joint proxy statement/prospectus or any other document that Markel or Alterra filed or may file with the SEC or send to its shareholders in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT MAY BE FILED WITH THE SEC OR SENT TO SHAREHOLDERS AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER, INCLUDING SUPPLEMENT NO. 1 TO DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS FILED WITH THE SEC BY ALTERRA ON FEBRUARY 15, 2013. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov) or, in the case of Markel, by directing a request to Bruce Kay, Investor Relations, at 804-747-0136 and, in the case of Alterra, by directing a request to Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations, at 441-295-8800.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MARKEL CORPORATION

Date: April 1, 2013	By:	/s/ D. Michael Jones
	Name:	D. Michael Jones
	Title:	General Counsel